United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 1, 2004
Date of Report (Date of earliest event reported)

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MDU COMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-26053	84-1342898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60-D Commerce Way
Totowa, New Jersey 07512
(Address of principal executive offices including zip code)

(973) 237-9499
Registrant's telephone number, including area code:

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2. 01

Completion of Acquisition or Disposition of Assets.

On June 1, 2004, MDU Communications (USA) Inc. (the “Subsidiary”), the wholly owned subsidiary of MDU Communications International, Inc. (the “Company”), closed on an Asset Purchase Agreement with Direct Satellite, Inc., an Illinois corporation (“DSI” or “Business Acquired”) based out of Chicago, for the Subsidiary to purchase the telecommunication video system operating assets of DSI.  The result of the transaction was that the Subsidiary purchased all the assets of DSI, including its subscriber base, associated property access agreements and backlog, equipment installed in properties for receiving satellite television and Internet services and all inventory, for a purchase price of $2,400,000. In addition, the Subsidiary entered into a consulting agreement with Cablecom/Spacelink, Inc. for 178,690 shares of the Company’s restricted common stock in return for the utilization of Cablecom staff for the transition of DSI subscribers, the use of office space, and the temporary use of the Cablecom computer infrastructure for the maintenance of existing DSI subscribers and subscriber growth in the Chicago metropolitan area.

A Current Report on Form 8-K was filed regarding this transaction on June 15, 2004. This Amendment to that 8-K is filed to supplement the information disclosed with the financial statements of the Business Acquired and pro forma information.

Item 9.01

Financial Statements and Exhibits.

This Amendment to the June 15, 2004 8-K discloses the following financial statements of the Business Acquired and pro forma information:

a)	Financial Statements of the Business Acquired:

▪	Audited financial statements and notes to the financial statements of Direct Satellite, Inc. for the years ended December 31, 2003 and 2002;

▪	Unaudited financial statements and notes to the financial statements of Direct Satellite, Inc. for the three months ended March 31, 2004.

b)	Pro Forma Financial Information:

▪	Unaudited pro forma condensed combined balance sheets at March 31, 2004;

▪	Unaudited pro forma condensed combined statements of operations for the year ended September 30, 2003;

▪	Unaudited pro forma condensed combined statement of operations for the six months ended March 31, 2004.

The unaudited pro forma financial statements give effect to the acquisition of Direct Satellite, Inc. on a purchase accounting basis. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition of Direct Satellite, Inc. been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position. These pro forma financial statements are based on and should be read with the historical combined financial statements and the related notes thereto of the Company and Direct Satellite.

The following exhibits are being filed pursuant to Item 601 of Regulations S-B and General Instruction B to this form:

Exhibit 99.1 - Audited financial statements and notes to the financial statements of Direct Satellite, Inc. as of and for the years ended December 31, 2003 and 2002.

Exhibit 99.2 - Unaudited financial statements and notes to the financial statements of Direct Satellite, Inc. as of March 31, 2004 and for the three months ended March 31, 2004.

Exhibit 99.3 - Unaudited pro forma condensed combined balance sheet at March 31, 2004; unaudited pro forma condensed combined statement of operations for the year ended September 30, 2003; unaudited pro forma condensed combined statement of operations for the six months ended March 31, 2004; notes to the unaudited pro forma financial information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDU COMMUNICATION INTERNATIONAL, INC.

Date: December 22, 2004	By:	/s/ Sheldon Nelson

Sheldon Nelson Chief Executive Officer Principal Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Audited financial statements and notes to the financial statements of Direct Satellite, Inc. as of and for the years ended December 31, 2003 and 2002.
Exhibit 99.2	Unaudited condensed financial statements and notes to the financial statements of Direct Satellite, Inc. as of March 31, 2004 and for the three months ended March 31, 2004 and 2003.
Exhibit 99.3

Unaudited pro forma condensed combined balance sheet at March 31, 2004;

Unaudited pro forma condensed combined statement of operations for the six months ended March 31, 2004;

Unaudited pro forma condensed combined statement of operations for the year ended September 30, 2003;

Notes to the unaudited pro forma condensed combined financial information.

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